STATEMENT OF CASH FLOWS	3 Months Ended
Dec. 31, 2020 USD ($)
Cash Flows from Financing Activities:
Cash-End of period	$ 11,055,000
Northern Genesis Acquisition Corp. II
Cash Flows from Operating Activities:
Net losses	(1,450)
Adjustments to reconcile net loss to net cash used in operating activities:
Accrued expenses	1,450
Net cash used in operating activities	0
Cash Flows from Financing Activities:
Proceeds from promissory note - related party	117,917
Payments of Stock Issuance Costs	117,917
Net Cash Provided by (Used in) Financing Activities	0
Net Change in Cash	0
Cash-Beginning of period	0
Cash-End of period	0
Non-Cash investing and financing activities:
Deferred offering costs included in accrued offering costs	107,000
Deferred offering costs paid by Sponsor in exchange for the issuance of common stock	$ 25,000